Exhibit 10.16

                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT

      WHEREAS, ERNEST J. SEWELL ("Employee") and the Board of Directors (collectively, the "Board") of FNB FINANCIAL SERVICES CORPORATION ("FNB") and it wholly-owned banking subsidiary, FNB SOUTHEAST, ("Bank") (FNB and the Bank are collectively referred to herein as the "Company"), desire to provide an orderly and clear process for management succession; and

      WHEREAS, the Board and Employee desire to begin such process immediately; and

      WHEREAS,   the  Company   acknowledges   the  Employee's   leadership  and
substantial contributions to the Company's success and desires to benefit from his knowledge and experience in management succession process.

      NOW, THEREFORE, the parties hereby amend the Employment Agreement between Employee and the Company, dated as of May 18, 1995 ("Agreement") and first amended as of May 16, 2002 ("First Amendment"), as follows:

      1.    The parties affirm the provisions of the First Amendment,

      2. The text of Section 3 of the Agreement is deleted and the following text is inserted in lieu and stead thereof:

            Effective as of July 1, 2004, the Employee shall serve as President and Chief Executive Officer of FNB Financial Services Corporation ("FNB") and Chief Executive Officer of FNB Southeast ("Bank"). In his role as President and Chief Executive Officer of FNB, the Employee's duties and responsibilities shall be those imposed by applicable law, and in his role as Chief Executive Officer of the Bank, his duties and responsibilities shall be those imposed by applicable law, and duties commensurate with his office that may be from time to time assigned to the Employee by the Company's Board of Directors.

      3.    Except  as  specifically   amended  by  this  Second   Amendment  to
            Employment Agreement, the Agreement, as amended by the First Amendment, continues in full force and effect.

This Second  Amendment  To  Employment  Agreement  is entered into as of May 19,
2004.


/s/ ERNEST J. SEWELL
-----------------------------------------
Ernest J. Sewell


FNB FINANCIAL SERVICES CORPORATION


By:  /s/ BARRY Z. DODSON
   --------------------------------------
     Barry Z. Dodson
     Chairman of the Board of Directors


FNB SOUTHEAST


By:  /s/ BARRY Z. DODSON
   --------------------------------------
     Barry Z. Dodson
     Chairman of the Board of Directors


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